Exhibit 32.2

TELETOUCH COMMUNICATIONS, INC.

OFFICER’S CERTIFICATION

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q/A of TELETOUCH COMMUNICATIONS, INC. (the “Company”) for the quarter ended February 28, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Douglas E. Sloan, Interim Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to the best of his knowledge:

1. The Report is in full compliances with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Douglas E. Sloan
Douglas E. Sloan
Interim Chief Financial Officer
October 4, 2006